UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2014

AEGEA, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-53377	41-2230041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

772 U.S. Highway One, Suite 200 North Palm Beach, FL	33408
(Address of principal executive offices)	(Zip Code)

(561) 287-5422
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2014, Michael Fendley tendered his resignation as a member of the Board of Directors of Aegea, Inc. (the “Company”).  There were no disagreements between Mr. Fendley and the Company on any matter relating to the Company’s operations, policies, or practices that resulted in his resignation. Mr. Fendley’s resignation is effective immediately.

On August 11, 2014, Lou Fuoco tendered his resignation as Chief Financial Officer of Aegea, Inc. (the “Company”).  There were no disagreements between Mr. Fuoco and the Company on any matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGEA, INC
Date: August 12, 2014	By: /s/ Keith Duffy
Keith Duffy, Chief Executive Officer